Great Elm Capital Corp. (NASDAQ: GECC) Investor Presentation – Quarter Ended June 30, 2019 August 13, 2019 © 2019 Great Elm Capital Corp. Exhibit 99.2

© 2019 Great Elm Capital Corp. Disclaimer Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “sustained,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, the price of Great Elm Capital Corp. (“GECC”) common stock, and performance of GECC’s portfolio and investment manager. Additional information concerning these and other factors can be found in GECC’s Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”). GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. You should consider the investment objective, risks, charges and expenses of GECC carefully before investing. GECC’s filings with the SEC contain this and other information about GECC and are available by contacting GECC at the phone number and address at the end of this presentation. The SEC also maintains a website that contains the aforementioned documents. The address of the SEC’s website is http://www.sec.gov. These documents should be read and considered carefully before investing.   The performance, distributions and financial data contained herein represent past performance, distributions and results and neither guarantees nor is indicative of future performance, distributions or results. Investment return and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than the original cost. GECC’s market price and net asset value will fluctuate with market conditions. Current performance may be lower or higher than the performance data quoted. All information and data, including portfolio holdings and performance characteristics, is as of June 30, 2019, unless otherwise noted, and is subject to change. This presentation does not constitute an offer of any securities for sale.

GECC Snapshot GECC Investment Objective Investment Strategy Externally managed, special situations-focused BDC Common stock trades as “GECC” on NASDAQ $0.083 per share monthly distribution1 Insiders own greater than 20% of GECC’s outstanding shares To generate both current income and capital appreciation, while seeking to protect against the risk of capital loss To apply the key principles of value investing to the capital structures of predominantly middle-market companies Portfolio (as of 6/30/2019) $334.6 million of total assets; $204.2 million of portfolio fair value; $103.6 million of net asset value Weighted average current yield of 11.4%2 34 investments (27 debt, 7 equity) in 24 companies across 20 industries (1) Based on distributions that have been declared and / or set through December 2019. Past distributions are not indicative of future distributions. Distributions are declared by the Board out of the funds legally available therefor. Though GECC intends to pay distributions monthly, it is not obligated to do so. Please refer to “Capital Activity: Distribution Policy & Declared Distributions” later in this presentation. (2) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. © 2019 Great Elm Capital Corp.

Highlights and Recent Achievements NII in excess of declared distributions every quarter since inception Special distribution of $0.24 per share declared in December 2018 LTM total distribution yield of 12.0% (on 6/30/19 NAV) and 14.2% (on 6/30/19 market value) During Q2 2019, monetized $36.6 million across 16 investments, in whole or in part, at a weighted average current yield of 10.8% and a weighted average price of $1.00 This includes the complete exit of 3 positions with an aggregate positive return During Q2 2019, deployed $61.7 million of capital into 15 investments at a weighted average current yield of 10.9% and a weighted average price of $0.98 100% of capital deployed into secured investments Asset coverage ratio of 185.6% and debt-to-equity ratio of 1.17x GECCL 6.50% Notes due September 2022 GECCN 6.50% Notes due June 2024 GECCM 6.75% Notes due January 2025 Attractive Fixed Rate Debt Deployment of Capital Monetization of Investments Distributions & Coverage © 2019 Great Elm Capital Corp.

Portfolio Review (Quarter Ended 6/30/2019) © 2019 Great Elm Capital Corp.

Portfolio Review 11.4% Weighted average current yield on debt portfolio1 84.8% Percentage of the total portfolio (based on fair value of investments) invested in 1st lien and/or secured debt instruments $0.90 Weighted average dollar price of debt investments in the portfolio, representative of our special situations investment approach2 As of June 30, 2019, approximately 84% of the portfolio was comprised of ideas that are representative of the manner in which we intend to invest3 (1) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. (2) Weighted average dollar price is based on the stated par value and fair value of outstanding debt securities at the measurement date. (3) As measured by the fair value of investments. The balance of the portfolio remains in legacy Full Circle positions that were acquired in the merger with Full Circle. © 2019 Great Elm Capital Corp.

Portfolio Review (Continued) 27 Debt Investments $173.2 million Fair Value Invested in Debt Instruments 74.4% in Floating Rate Instruments (Based on % of Fair Value) 11.4%1 Weighted Average Current Yield 84.8% Of Invested Capital in Debt Instruments (100% of fair value in first lien / secured) 7 Equity Investments $31.0 million Fair Value Invested in Equity Instruments Debt Investments: Equity Investments: 15.2% Of Invested Capital in Equity Investments (1) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. Amounts in the above tables do not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. © 2019 Great Elm Capital Corp.

Portfolio Review (Continued) $61.7 million Capital deployed into 15 investments, including 3 new issuers, with a weighted average dollar price of $0.98 and a weighted average current yield of 10.9%1 $36.6 million Monetized (in part or in full) 16 investments at a weighted average dollar price of $1.00 and a weighted average current yield of 10.8%2 (1) This includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and PIK interest. Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. (2) This includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities). Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. © 2019 Great Elm Capital Corp.

Portfolio Review: New & Additional Investments During Q2 / 2019, we purchased nine investments (five new, four existing), deploying approximately $40.4 million This deployment activity does not include revolver draws or PIK interest. Research Now Group, Inc. – Purchased approximately $12.0 million face value of secured loans in the secondary market at a price of approximately $0.99 Interest rate: LIBOR + 9.50% New Investment © 2019 Great Elm Capital Corp. New Investment New Investment New Investment Avanti Communications Group plc – Funded $5.4 million face value of new 1.5 lien secured loans at a price of par Interest rate: 12.50% PIK Fees: 2.50% PIK commitment fee, 5.00% PIK funding fee Shearer’s Foods, LLC – Purchased approximately $5.0 million face value of secured loans in the secondary market at a price of approximately $1.00 Interest rate: LIBOR + 6.75% Peninsula Pacific Entertainment, LLC– Purchased approximately $2.3 million face value of secured loans in the secondary market at a price of approximately $1.00 Interest rate: LIBOR + 7.25%

Portfolio Review: New & Additional Investments (Continued) This deployment activity does not include revolver draws or PIK interest. Tensar Corp. – Purchased approximately $0.5 million face value of secured loans in the secondary market at a price of approximately $0.95 Interest rate: LIBOR + 4.75% New Investment © 2019 Great Elm Capital Corp. Additional Investment Additional Investment Additional Investment Boardriders, Inc. – Purchased $6.0 million face value of secured loans in the secondary market at a price of approximately $0.99 Interest rate: LIBOR + 6.50% APTIM Corp. – Purchased $4.5 million face value of secured loans in the secondary market at a price of approximately $1.00 Interest rate: 7.75% California Pizza Kitchen, Inc. – Purchased $4.0 million face value of secured loans in the secondary market at a price of approximately $0.98 Interest rate: LIBOR + 6.00% Additional Investment SESAC Holdco II, LLC – Purchased $2.0 million face value of secured loans in the secondary market at a price of approximately $1.00 Interest rate: LIBOR + 7.25%

Portfolio Review: Asset Type and Interest Rate Type ($ in Thousands) Portfolio by Asset Type Portfolio by Interest Rate Type Weighted average fixed rate yield of 11.9%1 Weighted average floating rate yield of 11.2%1 (1) Weighted average fixed and floating rate current yield is based upon the stated coupon rate and fair value of outstanding debt instruments at the measurement date. Amounts in the above tables do not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. © 2019 Great Elm Capital Corp. Investments   Fair Value of Investments   Percentage of Total Portfolio 1st Lien / Secured Debt   $ 173,211   84.8% Equity / Other   $ 31,007   15.2% Total   $ 204,218   100% Investments   Count   Fair Value of Debt   Percentage of Debt Holdings Fixed Rate   4   $ 44,365   25.6% Floating Rate   23   $ 128,846   74.4% Total   27   $ 173,211   100%

Portfolio Review: Asset Type (End of Period Investments - % of FMV) © 2019 Great Elm Capital Corp.

Portfolio Review: Interest Rate (End of Period Investments - % of FMV) © 2019 Great Elm Capital Corp.

Portfolio Review: Industry Breakdown Amounts in the above table do not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. © 2019 Great Elm Capital Corp. September 30, 2018 Investments at Fair Value Percentage of Fair Value Wireless Telecommunications Services $42,760 0.2103740584580113 Building Cleaning and Maintenance Services 19,934 9.8% Manufacturing 17,281 8.5% Technology Services 15,738 7.7% Retail 15,612 7.7% Industrial Conglomerates 14,536 7.2% Water Transport 10,618 5.2% Business Services 9,918 4.9% Gaming, Lodging & Restaurants 9,841 4.8% Chemicals 9,431 4.6% Software Services 8,957 4.4% Radio Broadcasting 8,847 4.4% Real Estate Services 5,583 2.7% Food & Staples Retailing 5,569 2.7% Hotel Operator 2,751 1.4% Consumer Finance 2,346 1.2% Food Products 1,979 .97364420413565099 Information and Data Services 1,250 .6% Wireless Communications 272 .1% Maritime Security Services 34 16727591177671618.2% Total $,203,257 100.0% December 31, 2018 Industry Investments at Fair Value Percentage of Fair Value Wireless Telecommunications Services $35,631 0.19345118521494575 Building Cleaning and Maintenance Services 18,443 0.10013247478092797 Software Services 15,942 8.6553809735810533E-2 Manufacturing 15,575 8.4561258727590585E-2 Retail 14,227 7.7242570010750009E-2 Industrial Conglomerates 13,365 7.2562518323868258E-2 Water Transport 11,889 6.454887993658584E-2 Gaming, Lodging & Restaurants 9,687 5.2593573887266133E-2 Business Services 9,505 5.1605442324606648E-2 Food & Staples Retailing 8,935 4.8510744573420347E-2 Radio Broadcasting 8,807 4.7815794902978513E-2 Chemicals 7,601 4.1268065976784341E-2 Real Estate Services 4,479 2.4317809171163933E-2 Technology Services 4,428 2.4040915161847264E-2 Hotel Operator 3,212 1.7438893292649821E-2 Consumer Finance 1,830 9.9356085695981242E-3 Wireless Communications 596 3.2358594029947988E-3 Maritime Security Services 34 1.8459600621111268E-4 Total $,184,186 0.99999999999999978 March 31, 2019 Industry Investments at Fair Value Percentage of Fair Value Wireless Telecommunications … $38,956 0.20977017683675447 Building Cleaning ... 20,683 0.11137376957373941 Retail 20,292 0.10926831369677127 Software Services 19,393 0.10442738061903634 Business Services 12,742 6.861309152002068E-2 Water Transport 11,389 6.1327460314041397E-2 Gaming, Lodging & Restaurants 9,766 5.2587933745449844E-2 Food & Staples Retailing 8,904 4.794623818036918E-2 Radio Broadcasting 8,536 4.5964632649105046E-2 Industrial Conglomerates 7,538 4.0590604605078941E-2 Specialty Finance 7,367 3.9669804208757833E-2 Internet Media 3,486 1.8771404570616237E-2 Real Estate Services 3,238 1.7435974756068666E-2 Hotel Operator 3,087 1.6622870312533657E-2 Restaurants 2,903 1.5632067546901586E-2 Apparel & Textile Products 1,983 1.067805371874125E-2 Communications Equipment 1,972 1.0618820944708897E-2 Industrial 1,931 1.0398044241497404E-2 Consumer Finance 1,409 7.5871798737803435E-3 Wireless Communications 103 5.5463415684838565E-4 Maritime Security Services 30 1.6154392917914145E-4 Total $,185,708 0.99999999999999967 June 30, 2019 Industry Investments at Fair Value Percentage of Fair Value Wireless Telecommunications Services $40,044 0.19608457628612561 Building Cleaning and Maintenance Services 19,798 9.6945421069641269E-2 Retail 19,027 9.3170043776748382E-2 Internet Media 16,112 7.8896081638249321E-2 Business Services 14,726 7.2109216621453545E-2 Food & Staples 13,902 6.8074312744224305E-2 Software Services 13,863 6.7883340351976809E-2 Gaming, Lodging & Restaurants 12,023 5.8873360820299876E-2 Water Transport 10,768 5.2727967172335445E-2 Radio Broadcasting 8,299 4.063794572466678E-2 Specialty Finance 7,732 3.7861500945068502E-2 Restaurants 6,809 3.3341820995210998E-2 Apparel & Textile Products 5,810 2.8449989716871186E-2 Industrial 5,355 2.6221978473983686E-2 Real Estate Services 4,663 2.2833442693592141E-2 Hotel Operator 3,177 1.5556904876161749E-2 Consumer Finance 1,392 6.8162453848338543E-3 Construction Materials Manufacturing 474 2.3210490750080796E-3 Wireless Communications 214 1.0478997933580782E-3 Maritime Security Services 30 1.4690184019038478E-4 Total $,204,218 0.99999999999999978

Portfolio Review: Portfolio Rotation © 2019 Great Elm Capital Corp. Since inception, we have consistently monetized higher dollar priced investments and deployed capital into lower dollar priced investments, building total return In addition, substantially all new debt investments since inception have been 1st lien and / or secured *Partial period

Portfolio Review: Portfolio Rotation (Continued) Q2/2018 Q3/2018 Q4/2018 Q1/2019 Q2/2019 Dollar Value of New Investments1 $37.9 million $39.0 million $34.8 million $54.5 million $61.7 million Weighted Average Price of New Debt Investments $0.99 $0.89 $0.92 $0.97 $0.98 Weighted Average Current Yield of New Debt Investments 10.9% 11.0% 11.2% 10.5% 10.9% % of New Debt Investments - 1st Lien / Secured Instruments 100% 100% 100% 100% 100% Dollar Value of Monetized Investments2 $27.7 million $38.0 million $40.0 million $59.9 million $36.6 million Weighted Average Price of Monetized Debt Investments $1.00 $1.00 $0.99 $0.99 $1.00 Weighted Average Current Yield of Monetized Debt Investments 10.4% 9.0% 11.3% 10.4% 10.8% % of Monetized Debt Investments - 1st Lien / Secured Instruments 100% 100% 100% 100% 100% (1) This includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and PIK interest. Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. (2) This includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities). Amounts included herein are exclusive of investments in short-term securities, including United States Treasury Bills and money market mutual funds. Weighted average dollar price is based upon the stated par value and fair value of outstanding debt securities at the measurement date. Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. Portfolio Rotation: New Investments vs. Monetized Investments © 2019 Great Elm Capital Corp.

Portfolio Review: Avanti Update Confidential Avanti continues to exhibit positive momentum following the hiring of Kyle Whitehill as CEO, signing additional contracts for core bandwidth revenue In May, Avanti raised $55 million in the form of a 1.5 lien facility from its largest stakeholders, including Great Elm Capital Corp., to fund the launch of HYLAS-3 and remaining capital expenditures related to HYLAS-4 With minimal maintenance capital expenditures, Avanti has a clear path to meaningful free cash flow generation   Capitalization Table 1.5 Lien Terms $ in 000s $ in 000s EBITDA Metrics Tranche $ Out. 2019B 2020F 2021F 9.5% 1st Lien TL $,153,000 19.976498237367803 4.5267611467794904 2.5157025880495905 Maturity 44340 12.5% 1.5 Lien TL $39,855 5.2036819428123779 1.1791768987248143 0.65531586043605516 Global Commitment $55,000 9.0% 2nd Lien Notes ,375,409 GECC Commitment $7,527.8829999999998 Total Debt $,568,264 74.19558689123906 16.813041805970592 9.3436811470288408 GECC % 0.13687060000000001 (Less: Cash) ,-15,000 Interest Rate 12.5% PIK Net Debt $,553,264 72.237106671889279 16.36924169354123 9.0970436383965279 Commitment Fee 2.5% PIK Mkt. Capitalization 45,000 Funding Fee 5.0% PIK Enterprise Value $,598,264 78.112547329938636 17.700642030829314 9.8369561642934649 Exit Fee 2.5% Avanti Communications Group plc Capitalization Table 2nd Lien Notes - "Attachment Point" Amt. Outstanding * Current Valuation $ in 000s EBITDA Metrics Tranche $ Out. 2019B 2020F 2021F 8.x% 1st Lien TL $,153,000 19.976498237367803 4.5267611467794904 2.5157025880495905 9.0% 2nd Lien Notes ,281,556.75 Total Debt $,434,556.75 56.738053270661965 12.857088967129204 7.1451996119569863 (Less: Cash) ,-15,000 Net Debt $,419,556.75 54.779573051312184 12.413288854699843 6.8985621033246733 Capitalization Table 1.5 Lien Terms $ in 000s $ in 000s EBITDA Metrics Tranche $ Out. 2019B 2020F 2021F 60% Full 9.5% 1st Lien TL $,153,000 19.976498237367803 4.5267611467794904 2.5157025880495905 1.02 12.5% 1.5 Lien TL $39,855 5.2036819428123779 1.1791768987248143 0.65531586043605516 0.26569999999999999 Maturity 44340 9.0% 2nd Lien Notes ,375,409 Global Commitment $55,000 Total Debt $,568,264 74.19558689123906 16.813041805970592 9.3436811470288408 3.7884266666666666 GECC Commitment $7,527.8829999999998 (Less: Cash) ,-24,000 GECC % 0.13687060000000001 Net Debt $,544,264 71.062018540279411 16.102961626083612 8.949061133217139 3.6284266666666665 Interest Rate 12.5% PIK Mkt. Capitalization 30,000 Commitment Fee 2.5% PIK Enterprise Value $,574,264 74.978978978978972 16.990561850942335 9.4423361504817649 3.8284266666666666 Funding Fee 5.0% PIK Exit Fee 2.5% Avanti Communications Group plc Capitalization Table 2nd Lien Notes - "Attachment Point" Amt. Outstanding * Current Valuation $ in 000s EBITDA Metrics Tranche $ Out. 2019B 2020F 2021F 60% Full 8.x% 1st Lien TL $,153,000 19.976498237367803 4.5267611467794904 2.5157025880495905 1.02 9.0% 2nd Lien Notes ,281,556.75 Total Debt $,434,556.75 56.738053270661965 12.857088967129204 7.1451996119569863 2.8970449999999999 (Less: Cash) ,-24,000 Net Debt $,410,556.75 53.604484919702308 12.147008787242227 6.7505795981452863 2.7370450000000002

Portfolio Review: Prestige Capital Corporation Update Confidential It has been six months since our acquisition of Prestige Capital Corporation (“PCC”) and the company’s performance has continued to exceed our expectations PCC is well ahead of plan, with annualized FY 2019 pretax income of approximately $3.8 million vs. our expectation at acquisition of approximately $2.4 million Through July, total invoices factored YTD was approximately $160.6 million, roughly in line with July 2018’s YTD figure Under experienced management, PCC continues to experience extremely few credit losses, historically amounting to less than .40% of all invoices factored In June, GECC received its second quarterly dividend from PCC of $400 thousand PCC’s first two distributions equate to an annualized yield of greater than 20% on GECC’s investment Despite not being one of our 10 largest investments, as measured by market value, Prestige is one of our five largest income generators Representing GECC’s first investment in the specialty finance channel, PCC has the ability to generate meaningful earnings with little correlation to GECC’s corporate credit portfolio

Subsequent Events © 2019 Great Elm Capital Corp.

Subsequent Events (through August 12, 2019) In July: We bought $4.3 million of par value of California Pizza Kitchen, Inc. (“California Pizza Kitchen”) second lien secured loan at approximately 95% of par value. We bought $3.0 million of par value of California Pizza Kitchen first lien secured loan at approximately 96% of par value. We bought $250 thousand of par value of Peninsula Pacific Entertainment, LLC first lien secured loan at approximately 100% of par value. We bought $4.0 million of par value of Shearer’s Foods, LLC second lien secured loan at approximately 99% of par value. We bought $3.0 million of par value of Tensar Corp. first lien secured loan at approximately 95% of par value. On July 31, 2019, PE Facility Solutions, LLC (“PEFS”), a majority-owned subsidiary of GECC, completed the sale of substantially all of its assets to Kellermeyer Bergensons Services for $23.75 million. Proceeds from the sale were used to repay GECC’s Revolving Loan and Term Loan A to PEFS at par plus accrued interest and to repay GECC’s Term Loan B in part. We anticipate that the remaining balance of the Term Loan B will be repaid over time from collections of account receivables and the release of escrowed purchase price. This deployment and monetization activity does not include revolver draws, ordinary course amortization payments, and government bond trading activity. © 2019 Great Elm Capital Corp.

Subsequent Events (through August 12, 2019) In August: We bought $10.0 million of par value of Mitchell International, second lien secured loan at approximately 94% of par value. We bought $3.0 million of par value of Boardriders, Inc. first lien secured loan at approximately 98% of par value. SESAC Holdco II, LLC repaid all of GECC’s approximately $14.9 million of second lien loan holdings at 100% of par value. We bought approximately $1.5 million of par value of ASP Chromaflo Intermediate Holdings, Inc. second lien secured loan at approximately 99% of par value. This deployment and monetization activity does not include revolver draws, ordinary course amortization payments, and government bond trading activity. © 2019 Great Elm Capital Corp.

Financial Review (Quarter Ended 6/30/2019) © 2019 Great Elm Capital Corp.

Financial Review: Per Share Data Q2/20181 Q3/20181 Q4/20181 Q1/20191 Q2/20191 Earnings Per Share (“EPS”) $0.25 $0.46 ($1.18) $0.76 ($0.43) Net Investment Income (“NII”) Per Share $0.57 $0.25 $0.25 $0.26 $0.29 Net Realized Gains / (Losses) Per Share $0.08 $0.08 $0.04 $0.06 $0.04 Net Unrealized Gains / (Losses) Per Share ($0.40) $0.12 ($1.46) $0.44 ($0.76) Net Asset Value Per Share at Period End $11.79 $12.00 $10.34 $10.89 $10.30 Distributions Paid / Declared Per Share $0.249 $0.249 $0.489 $0.249 $0.249 (1) The per share figures are based on a weighted average of outstanding shares for the preceding quarter, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements. Financial Highlights – Per Share Data © 2019 Great Elm Capital Corp.

Financial Review: Portfolio Q2/2018 Q3/2018 Q4/2018 Q1/2019 Q2/2019 Capital Deployed $37.9 million $39.0 million $34.8 million $54.5 million $61.7 million Investments Monetized $27.7 million $38.0 million $40.0 million $59.9 million $36.6 million Total Fair Value of Investments at Period End1 $199.3 million $203.3 million $184.2 million $185.7 million $204.2 million Net Asset Value at Period End $125.6 million $127.8 million $110.1 million $114.0 million $103.6 million Total Assets at Period End $286.6 million $288.5 million $281.6 million $290.2 million $334.6 million Total Debt Outstanding at Period End (Par Value) $79.0 million $79.0 million $79.0 million $79.0 million $121.5 million Debt to Equity Ratio at Period End 0.63x 0.62x 0.72x 0.69x 1.17x Cash and Money Market Investments at Period End2 $8.5 million $5.3 million $7.7 million $24.0 million $52.8 million Total Fair Value of Investments does not include investments in short-term securities, including United States Treasury Bills and money market mutual funds. Cash and Money Market Investments does not include our holdings in United States Treasury Bills. Financial Highlights - Portfolio © 2019 Great Elm Capital Corp.

Financial Review: Quarter Ended 6/30/2019 Total investment income for the quarter ended June 30, 2019 was approximately $6.7 million, or $0.66 per share Net expenses for the quarter ended June 30, 2019 were approximately $3.7 million, or $0.36 per share Net investment income for the quarter ended June 30, 2019 was approximately $3.0 million, or $0.29 per share Net realized gains for the quarter ended June 30, 2019 were approximately $0.4 million, or $0.04 per share Net unrealized depreciation from investments for the quarter ended June 30, 2019 was approximately $7.8 million, or $0.76 per share The per share figures are based on a weighted average of shares outstanding for the preceding quarter, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements. © 2019 Great Elm Capital Corp.

Financial Review: Quarterly Operating Results (1) The per share figures are based on a weighted average of the shares outstanding for the preceding quarter, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements. (2) Total investment income includes PIK income and net accretion of OID and market discount. Q2/2018 Q3/2018 Q4/2018 Q1/2019 Q2/2019 ($ in Thousands) Per Share1 Per Share1 Per Share1 Per Share1 Per Share1 Total Investment Income2 $7,162 $0.67 $6,180 $0.58 $6,913 $0.65 $6,313 $0.59 $6,711 $0.66 Interest Income 6,982 0.66 6,149 0.58 6,860 0.64 5,720 0.54 5,664 0.55 Dividend & Other Income 180 0.01 31 0.00 53 0.00 593 0.05 1,047 0.10 Net Operating Expenses 1,084 0.10 3,495 0.33 4,208 0.40 3,529 0.33 3,716 0.36 Management fees 754 0.07 768 0.07 740 0.07 706 0.07 742 0.07 Incentive fees (2,149) (0.20) 576 0.05 772 0.07 696 0.07 749 0.07 Total Investment Management fees (1,395) (0.13) 1,344 0.13 1,512 0.14 1,403 0.14 1,491 0.15 Administration fees 487 0.05 202 0.02 417 0.04 211 0.02 241 0.02 Directors’ fees 50 0.00 51 0.00 45 0.00 50 0.00 49 0.00 Interest expense 1,456 0.14 1,457 0.14 1,457 0.14 1,454 0.14 1,571 0.15 Professional services 294 0.03 325 0.03 414 0.04 239 0.02 229 0.02 Custody fees 15 0.00 15 0.00 14 0.00 15 0.00 15 0.00 Other 177 0.02 101 0.01 169 0.02 158 0.01 120 0.01 Fees Waivers and Expense Reimbursement 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 Income Tax, Including Excise Tax 0 0.00 0 0.00 180 0.02 0 0.00 0 0.00 Net Investment Income $6,078 $0.57 $2,685 $0.25 $2,705 $0.25 $2,784 $0.26 $2,995 $0.29 © 2019 Great Elm Capital Corp.

Capital Activity © 2019 Great Elm Capital Corp.

Capital Activity: Distribution Policy & Declared Distributions (1) There can be no assurance that any such supplemental amounts will be received or realized, or even if received and realized, distributed or available for distribution. Past distributions are not indicative of future distributions. Distributions are declared by the Board out of the funds legally available therefor. Though GECC intends to pay distributions monthly, it is not obligated to do so. In December 2018, we announced a special distribution of $0.24 per share. Including the base distributions, our declared distributions to stockholders over the past 12 months totaled $1.24 per share, representing 12.0% on our June 30, 2019 NAV or 14.2% on the June 30, 2019 market value In May 2019, our Board set our monthly Q3/2019 distribution amount. The distribution schedule, including record date and payable date, was established by GECC pursuant to authority granted by the Board and communicated to stockholders on June 5, 2019 In August 2019, our Board set our Q4/2019 distribution amount of $0.083 per share per month. The distribution schedule, including record date and payment date, will be established by GECC pursuant to authority granted by the Board We intend to continue to supplement these base distributions with special distributions from NII in excess of the declared distribution and as catalyst-driven investments are realized1 © 2019 Great Elm Capital Corp. Month Rate Record Date Payable Date July $0.083 July 31, 2019 August 15, 2019 August $0.083 August 30, 2019 September 13, 2019 September $0.083 September 30, 2019 October 15, 2019

Capital Activity: Distribution Yield as a Percentage of Market Value © 2019 Great Elm Capital Corp. * Partial period ** Annualized distribution yield is calculated by dividing the declared distribution by the closing price at quarter end and annualizing over four periods. The special distribution is added as applicable. (1) Through December 2019. 38 consecutive monthly base distributions of $0.083 per share1 Special distributions of $0.20 per share declared in December 2017 and $0.24 per share in December 2018 Cumulative distributions declared / set to date total approximately $3.59 per share1

Capital Activity: Historical Distribution Coverage © 2019 Great Elm Capital Corp. * Partial period ended December 31, 2016; Adjusted NII excludes one-time merger / formation costs. NII has covered the base distribution every quarter since inception

Summary © 2019 Great Elm Capital Corp.

Summary Earned or out-earned declared distributions every quarter since inception Declared a special distribution of $0.24 per share in December 2018, resulting in a LTM distribution yield of 12.0% (based on 6/30/2019 NAV) and 14.2% (based on 6/30/2019 closing market value) To date, 38 consecutive monthly base distributions of $0.083 per share and two special distributions, totaling $3.59 in total distributions paid, declared or set IRR on all realized investments is approximately 21% Approximately 73% of the legacy Full Circle investments realized at 109% of NAV Monetization of investments consistently at higher prices than capital deployment Insiders own greater than 20% of GECC’s outstanding shares GECC has repurchased greater than 2.8 million shares, representing approx. 22% of its initial share count Alignment of Interest Realized Performance Distributions & Coverage © 2019 Great Elm Capital Corp. The Portfolio A diversified portfolio, primarily comprised of secured loans, secured bonds and investments in specialty finance businesses uncorrelated to the corporate credit portfolio Weighted average current yield of 11.4%1 (1) Weighted average current yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date

Appendix © 2019 Great Elm Capital Corp.

Appendix: General Risks Debt instruments are subject to credit and interest rate risks.   Credit risk refers to the likelihood that an obligor will default in the payment of principal or interest on an instrument. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt instruments that are rated by rating agencies are often reviewed and may be subject to downgrade. Our debt investments either are, or if rated would be, rated below investment grade by independent rating agencies. These “junk bonds” and “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal before maturity, which potentially heightens the risk that we may lose all or part of our investment.   Interest rate risk refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of an instrument whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).   GECC utilizes leverage to seek to enhance the yield and net asset value of its common stock. These objectives will not necessarily be achieved in all interest rate environments. The use of leverage involves risk, including the potential for higher volatility and greater declines of GECC’s net asset value, fluctuations of dividends and other distributions paid by GECC and the market price of GECC’s common stock, among others. The amount of leverage that GECC may employ at any particular time will depend on, among other things, our Board’s and our adviser’s assessment of market and other factors at the time of any proposed borrowing.   As part of our lending activities, we may purchase notes or make loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financings may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower. © 2019 Great Elm Capital Corp.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2019 Great Elm Capital Corp.